EXHIBIT INDEX
                                  -------------


                                    GPU, INC.

                     GPU COMPANIES EMPLOYEE SAVINGS PLAN FOR
                EMPLOYEES REPRESENTED BY IBEW SYSTEM COUNCIL U-3
                ------------------------------------------------







Consent of Independent Accountant                Exhibit 23



Report on Audits of Financial Statements         Exhibit 28
     for the Years Ended December 31, 1998
     and 1997